UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2010

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1 THROUGH 7  NOT APPLICABLE.

Item 8.01.    Other Events.

On September 22, 2010, Astoria Financial Corporation (the “Corporation”) issued a press release stating that, on Wednesday, October 20, 2010 at approximately 5:00 p.m. (ET), the Corporation is expected to release its financial results for the third quarter ended September 30, 2010, and will host an earnings conference call on Thursday, October 21, 2010 at 10:00 a.m. (ET).

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibit is filed as part of this report:

Exhibit 99.1 Press release dated September 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By: /s/ Peter J. Cunningham Peter J. Cunningham First Vice President and Director of Investor Relations

Dated: September 22, 2010

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated September 22, 2010.